UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

______________________________

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 1, 2005

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MONMOUTH REAL ESTATE INVESTMENT CORPORATION
(Exact name of registrant as specified in its charter)
MARYLAND	000-04258	22-1897375
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
3499 Route 9N, Suite 3C, Freehold, NJ 07728
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code	(732) 577-9996
Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a- 12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 4.01

Changes in Registrant’s Certifying Accountant.

On July 1, 2005, Monmouth Real Estate Investment Corporation (the Company) dismissed KPMG LLP as the Company’s independent registered public accounting firm. The decision to change accountants was approved by the Audit Committee of the Board of Directors of the Company.

The audit reports of KPMG LLP on the consolidated financial statements of the Company and subsidiary as of and for the years ended September 30, 2004 and 2003 did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

In connection with the audits of the two fiscal years ended September 30, 2004, and the subsequent interim period through July 1, 2005, there were no (1) disagreements with KPMG LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to their satisfaction would have caused them to make reference in connection with their opinion to the subject matter of the disagreement, or (2) reportable events.

The Company provided KPMG LLP with a copy of the disclosure contained in this Form 8-K and requested that KPMG furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements.  KPMG LLP’s letter, dated July 7, 2005, is filed as Exhibit 16.1 to this Form 8-K.

Effective as of July 1, 2005, the Company engaged the Reznick Group, P.C. as the Company’s new independent registered public accounting firm to audit the Company’s consolidated financial statements.  The decision to engage the Reznick Group, P.C. was approved by the Audit Committee of the Board of Directors as of such date.

During the fiscal years ended September 30, 2004 and 2003, and from September 30, 2004 to the date of filing of this amended Form 8-K, the Company has not consulted the Reznick Group, P.C. regarding either (a) the application of accounting principles to any completed or contemplated transaction, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements; or (b) any matter that was either the subject of a disagreement or a reportable event as defined in Item 304(a)(1)(iv) of Regulation S-K.

We have provided a copy of the disclosures in this report to the Reznick Group, P.C. and offered them the opportunity to furnish a letter to the Commission contemplated by Item 304(a)(2)(ii)(D) of Regulation S-K.  The Reznick Group, P.C. has advised that it does not intend to furnish such a letter to the Commission.

Item 9.01 Financial Statements and Exhibits.

(c)

Exhibits.

16.1

Letter from KPMG LLP, dated July 7, 2005.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              MONMOUTH REAL ESTATE INVESTMENT CORPORATION

Date:  July 7, 2005

By:

/s/ Anna T. Chew

Name:

Anna T. Chew

Title:

Chief Financial Officer